Exhibit (h)(6)

AMENDMENT TO

SECOND AMENDED AND RESTATED

SUPERVISION AND ADMINISTRATION AGREEMENT

AMENDMENT dated October 1, 2013 to the Second Amended and Restated Supervision and Administration Agreement (the “Agreement”) entered into on April 1, 2012 by and between PIMCO Funds (the “Trust”) and Pacific Investment Management Company LLC (“PIMCO” or the “Administrator”). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Agreement and amendment described herein.

WHEREAS, PIMCO provides or procures certain supervisory and administrative and other services to the Trust pursuant to the Agreement; and

WHEREAS, the parties agree to amend the Agreement to clarify that PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio III will not be subject to certain fees and expenses that the Trust is required to bear and to reflect fee rate changes for the PIMCO EM Fundamental IndexPLUS® AR Strategy Fund and PIMCO Income Fund.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Agreement pursuant to the terms thereof, as follows:

I.	Expenses of the Trust

(a) Section 7, paragraph (e) of the Agreement, under expenses the Trust shall bear, is deleted and replaced with the following:

Fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates. Notwithstanding the foregoing, to avoid the imposition of duplicative expenses, the Trust and the Administrator hereby agree that PIMCO All Asset Fund and PIMCO All Asset All Authority Fund (collectively, the “Funds-of-Funds”) and PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio and PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio III (each a “PAPS Short-Term Floating NAV Portfolio”) shall not bear any fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates. All other series of the Trust shall bear such fees.

(b) Section 7, paragraph (g) of the Agreement, under expenses the Trust shall bear, is deleted and replaced with the following:

Organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles.

Notwithstanding the foregoing, the Trust and the Administrator hereby agree that each PAPS Short-Term Floating NAV Portfolio shall not bear any organizational or offering expenses of the PAPS Short-Term Floating NAV Portfolio, or any other expenses which are capitalized in accordance with generally accepted accounting principles. The Administrator shall bear all such expenses for each PAPS Short-Term Floating NAV Portfolio; and

II.	Schedules A and B

The Trust and the Administrator hereby agree to amend the Agreement to reflect fee rate changes for the PIMCO EM Fundamental IndexPLUS® AR Strategy Fund and PIMCO Income Fund. Accordingly, the current Schedules A and B are replaced with the new Schedules A and B attached hereto.

III.	Other

This Amendment may not be assigned by either party without the consent of the other party.

Except as expressly provided herein, the Agreement shall remain in full force and effect in accordance with its terms.

The parties represent and warrant that all of the representations, warranties and undertakings made in the Agreement continue to be true as of the date of this Amendment and will continue in full force and effect until further notice.

IV.	Effectiveness

This Amendment shall be effective upon its execution hereof and may be executed in counterparts, each of which shall be deemed to be an original.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above written.

PIMCO FUNDS

By:
Title:	Vice President

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:
Title:	Managing Director

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of October 1, 2013

Institutional and Administrative Classes (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset Fund	0.05	0.00	0.05
PIMCO All Asset All Authority Fund	0.05	0.00	0.05
PIMCO California Intermediate Municipal Bond Fund	0.10	0.12	0.22
PIMCO California Municipal Bond Fund	0.10	0.13	0.23
PIMCO California Short Duration Municipal Income Fund	0.10	0.05	0.15
PIMCO CommoditiesPLUS® Short Strategy Fund	0.10	0.15	0.25
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.15	0.25
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.15	0.25
PIMCO Convertible Fund	0.10	0.15	0.25
PIMCO Credit Absolute Return Fund	0.10	0.20	0.30
PIMCO Diversified Income Fund	0.10	0.20	0.30
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.30	0.40
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0.10	0.20	0.30
PIMCO Emerging Local Bond Fund	0.10	0.35	0.45
PIMCO Emerging Markets Bond Fund	0.10	0.28	0.38
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.30	0.40
PIMCO Emerging Markets Currency Fund	0.10	0.30	0.40
PIMCO Extended Duration Fund	0.10	0.15	0.25
PIMCO Floating Income Fund	0.10	0.15	0.25
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.15	0.25
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.15	0.25
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0.10	0.15	0.25
PIMCO Fundamental IndexPLUS® AR Fund	0.10	0.15	0.25
PIMCO Global Advantage Strategy Bond Fund	0.10	0.20	0.30
PIMCO Global Bond Fund (Unhedged)	0.10	0.20	0.30
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.20	0.30
PIMCO Global Multi-Asset Fund	0.05	0.00	0.05
PIMCO GNMA Fund	0.10	0.15	0.25
PIMCO Government Money Market Fund	0.06	0.00	0.06
PIMCO High Yield Fund	0.10	0.20	0.30
PIMCO High Yield Municipal Bond Fund	0.10	0.15	0.25
PIMCO High Yield Spectrum Fund	0.10	0.20	0.30
PIMCO Income Fund	0.10	0.10	0.20
PIMCO Inflation Response Multi-Asset Fund	0.10	0.15	0.25
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0.10	0.15	0.25

Fund	Core Expenses[1]	Other Expenses	Total

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	0.10	0.15	0.25
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0.10	0.20	0.30
PIMCO Investment Grade Corporate Bond Fund	0.10	0.15	0.25
PIMCO Long Duration Total Return Fund	0.10	0.15	0.25
PIMCO Long-Term Credit Fund	0.10	0.15	0.25
PIMCO Long-Term U.S. Government Fund	0.10	0.15	0.25
PIMCO Low Duration Fund	0.10	0.11	0.21
PIMCO Low Duration II Fund	0.10	0.15	0.25
PIMCO Low Duration III Fund	0.10	0.15	0.25
PIMCO Moderate Duration Fund	0.10	0.11	0.21
PIMCO Mortgage Opportunities Fund	0.10	0.15	0.25
PIMCO Money Market Fund	0.10	0.10	0.20
PIMCO Mortgage-Backed Securities Fund	0.10	0.15	0.25
PIMCO Municipal Bond Fund	0.10	0.14	0.24
PIMCO National Intermediate Municipal Bond Fund	0.10	0.13	0.23
PIMCO New York Municipal Bond Fund	0.10	0.12	0.22
PIMCO Real Income 2019 Fund®	0.10	0.10	0.20
PIMCO Real Income 2029 Fund®	0.10	0.10	0.20
PIMCO Real Return Fund	0.10	0.10	0.20
PIMCO Real Return Asset Fund	0.10	0.15	0.25
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.15	0.25
PIMCO RealRetirement® Income and Distribution Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2015 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2020 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2025 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2030 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2035 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2040 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2045 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2050 Fund	0.05	0.00	0.05
PIMCO Senior Floating Rate Fund	0.10	0.20	0.30
PIMCO Short Asset Investment Fund	0.10	0.04	0.14
PIMCO Short Duration Municipal Income Fund	0.10	0.05	0.15
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.10	0.15	0.25
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0.10	0.15	0.25
PIMCO StocksPLUS® Fund	0.10	0.15	0.25
PIMCO StocksPLUS® Long Duration Fund	0.10	0.14	0.24
PIMCO StocksPLUS® AR Short Strategy Fund	0.10	0.15	0.25
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.15	0.25

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Tax Managed Real Return Fund	0.10	0.10	0.20
PIMCO Total Return Fund	0.10	0.11	0.21
PIMCO Total Return Fund II	0.10	0.15	0.25
PIMCO Total Return Fund III	0.10	0.15	0.25
PIMCO Total Return Fund IV	0.10	0.15	0.25
PIMCO Treasury Money Market Fund	0.06	0.00	0.06
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.15	0.25
PIMCO Unconstrained Bond Fund	0.10	0.20	0.30
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.20	0.30
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0.10	0.15	0.25
[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of October 1, 2013

Classes A and C (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset Fund	0.10	0.20	0.30
PIMCO All Asset All Authority Fund	0.10	0.15	0.25
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO California Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO CommoditiesPLUS® Short Strategy Fund	0.10	0.40	0.50
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.40	0.50
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Convertible Fund	0.10	0.30	0.40
PIMCO Credit Absolute Return Fund	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.45	0.55
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0.10	0.35	0.45
PIMCO Emerging Local Bond Fund	0.10	0.55	0.65
PIMCO Emerging Markets Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Currency Fund	0.10	0.45	0.55
PIMCO Extended Duration Fund	0.10	0.30	0.40
PIMCO Floating Income Fund	0.10	0.30	0.40
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.30	0.40
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0.10	0.30	0.40
PIMCO Fundamental IndexPLUS® AR Fund	0.10	0.30	0.40
PIMCO Global Advantage Strategy Bond Fund	0.10	0.35	0.45
PIMCO Global Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Global Multi-Asset Fund	0.10	0.30	0.40
PIMCO GNMA Fund	0.10	0.30	0.40
PIMCO Government Money Market Fund	0.10	0.11	0.21
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.20	0.30
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.25	0.35
PIMCO Inflation Response Multi-Asset Fund	0.10	0.35	0.45
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	0.10	0.30	0.40
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO Investment Grade Corporate Bond Fund	0.10	0.30	0.40
PIMCO Long Duration Total Return Fund	0.10	0.30	0.40
PIMCO Long-Term Credit Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.20	0.30
PIMCO Low Duration II Fund	0.10	0.30	0.40
PIMCO Low Duration III Fund	0.10	0.30	0.40
PIMCO Moderate Duration Fund	0.10	0.30	0.40
PIMCO Money Market Fund	0.10	0.25	0.35
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Mortgage Opportunities Fund	0.10	0.30	0.40
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO Real Income 2019 Fund®	0.10	0.25	0.35
PIMCO Real Income 2029 Fund®	0.10	0.25	0.35
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO Real Return Asset Fund	0.10	0.30	0.40
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO RealRetirement® Income and Distribution Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2015 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2020 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2025 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2030 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2035 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2040 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2045 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2050 Fund	0.10	0.20	0.30
PIMCO Senior Floating Rate Fund	0.10	0.25	0.35
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Long Duration Fund	0.10	0.29	0.39
PIMCO StocksPLUS® AR Short Strategy Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.30	0.40
PIMCO Tax Managed Real Return Fund	0.10	0.25	0.35

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Total Return Fund	0.10	0.25	0.35
PIMCO Total Return Fund II	0.10	0.30	0.40
PIMCO Total Return Fund III	0.10	0.30	0.40
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO Treasury Money Market Fund	0.10	0.11	0.21
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.30	0.40
PIMCO Unconstrained Bond Fund	0.10	0.35	0.45
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.35	0.45
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0.10	0.30	0.40
[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of October 1,2013

Class B (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset Fund	0.10	0.20	0.30
PIMCO All Asset All Authority Fund	0.10	0.35	0.45
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Emerging Markets Bond Fund	0.10	0.45	0.55
PIMCO Floating Income Fund	0.10	0.30	0.40
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.30	0.40
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Fundamental IndexPLUS® AR Fund	0.10	0.30	0.40
PIMCO Global Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO GNMA Fund	0.10	0.30	0.40
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO Investment Grade Corporate Bond Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.20	0.30
PIMCO Money Market Fund	0.10	0.25	0.35
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO Real Return Asset Fund	0.10	0.30	0.40
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® AR Short Strategy Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.30	0.40
PIMCO Total Return Fund	0.10	0.25	0.35
[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of October 1, 2013

Class D (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset Fund	0.10	0.10	0.20
PIMCO All Asset All Authority Fund	0.10	0.10	0.20
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO California Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO CommoditiesPLUS® Short Strategy Fund	0.10	0.40	0.50
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.40	0.50
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Convertible Fund	0.10	0.30	0.40
PIMCO Credit Absolute Return Fund	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.45	0.55
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0.10	0.35	0.45
PIMCO Emerging Local Bond Fund	0.10	0.55	0.65
PIMCO Emerging Markets Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Currency Fund	0.10	0.45	0.55
PIMCO Extended Duration Fund	0.10	0.30	0.40
PIMCO Floating Income Fund	0.10	0.30	0.40
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.30	0.40
PIMCO Foreign Bond Fund (U.S. Dollar -Hedged)	0.10	0.30	0.40
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0.10	0.30	0.40
PIMCO Fundamental IndexPLUS® AR Fund	0.10	0.30	0.40
PIMCO Global Advantage Strategy Bond Fund	0.10	0.35	0.45
PIMCO Global Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO Global Multi-Asset Fund	0.10	0.30	0.40
PIMCO GNMA Fund	0.10	0.30	0.40
PIMCO Government Money Market Fund	0.06	0.00	0.06
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.20	0.30
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.19	0.29
PIMCO Inflation Response Multi-Asset Fund	0.10	0.35	0.45
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35

Fund	Core Expenses[1]	Other Expenses	Total

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	0.10	0.30	0.40
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO Investment Grade Corporate Bond Fund	0.10	0.30	0.40
PIMCO Long Duration Total Return Fund	0.10	0.30	0.40
PIMCO Long-Term Credit Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.30	0.40
PIMCO Low Duration Fund	0.10	0.15	0.25
PIMCO Low Duration Fund II	0.10	0.30	0.40
PIMCO Low Duration Fund III	0.10	0.30	0.40
PIMCO Moderate Duration Fund	0.10	0.30	0.40
PIMCO Money Market Fund	0.10	0.10	0.20
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Mortgage Opportunities Fund	0.10	0.30	0.40
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO Real Income 2019 Fund®	0.10	0.25	0.35
PIMCO Real Income 2029 Fund®	0.10	0.25	0.35
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO Real Return Asset Fund	0.10	0.30	0.40
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO RealRetirement® Income and Distribution Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2015 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2020 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2025 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2030 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2035 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2040 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2045 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2050 Fund	0.10	0.20	0.30
PIMCO Senior Floating Rate Fund	0.10	0.25	0.35
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.10	0.30	0.40
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Long Duration Fund	0.10	0.29	0.39
PIMCO StocksPLUS® AR Short Strategy Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.30	0.40

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Tax Managed Real Return Fund	0.10	0.25	0.35
PIMCO Total Return Fund	0.10	0.15	0.25
PIMCO Total Return Fund II	0.10	0.30	0.40
PIMCO Total Return Fund III	0.10	0.30	0.40
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO Treasury Money Market Fund	0.06	0.00	0.06
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.30	0.40
PIMCO Unconstrained Bond Fund	0.10	0.35	0.45
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.35	0.45
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0.10	0.30	0.40
[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of October 1, 2013

Class R (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset Fund	0.10	0.20	0.30
PIMCO All Asset All Authority Fund	0.10	0.15	0.25
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO CommoditiesPLUS® Short Strategy Fund	0.10	0.40	0.50
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.40	0.50
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Convertible Fund	0.10	0.30	0.40
PIMCO Credit Absolute Return Fund	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.45	0.55
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0.10	0.35	0.45
PIMCO Emerging Markets Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Currency Fund	0.10	0.45	0.55
PIMCO Floating Income Fund	0.10	0.30	0.40
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.25	0.35
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0.10	0.30	0.40
PIMCO Fundamental IndexPLUS® AR Fund	0.10	0.30	0.40
PIMCO Global Advantage Strategy Bond Fund	0.10	0.35	0.45
PIMCO Global Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Global Multi-Asset Fund	0.10	0.30	0.40
PIMCO GNMA Fund	0.10	0.30	0.40
PIMCO Government Money Market Fund	0.10	0.11	0.21
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.25	0.35
PIMCO Inflation Response Multi-Asset Fund	0.10	0.35	0.45
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35
PIMCO Investment Grade Corporate Bond Fund	0.10	0.30	0.40
PIMCO Long-Term Credit Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Low Duration Fund	0.10	0.20	0.30
PIMCO Low Duration Fund II	0.10	0.30	0.40
PIMCO Low Duration Fund III	0.10	0.30	0.40
PIMCO Moderate Duration Fund	0.10	0.30	0.40
PIMCO Money Market Fund	0.10	0.25	0.35
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Mortgage Opportunities Fund	0.10	0.30	0.40
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO Real Return Asset Fund	0.10	0.30	0.40
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO RealRetirement® Income and Distribution Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2015 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2020 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2025 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2030 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2035 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2040 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2045 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2050 Fund	0.10	0.20	0.30
PIMCO Senior Floating Rate Fund	0.10	0.25	0.35
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.10	0.30	0.40
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Long Duration Fund	0.10	0.29	0.39
PIMCO StocksPLUS® AR Short Strategy Fund	0.10	0.30	0.40
PIMCO Total Return Fund	0.10	0.25	0.35
PIMCO Total Return Fund II	0.10	0.30	0.40
PIMCO Total Return Fund III	0.10	0.30	0.40
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO Treasury Money Market Fund	0.10	0.11	0.21
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.30	0.40
PIMCO Unconstrained Bond Fund	0.10	0.35	0.45
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.35	0.45
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0.10	0.30	0.40
[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of October 1, 2013

Class P (%) – Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset Fund	0.10	0.05	0.15
PIMCO All Asset All Authority Fund	0.10	0.05	0.15
PIMCO California Intermediate Municipal Bond Fund	0.10	0.22	0.32
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO California Short Duration Municipal Income Fund	0.10	0.15	0.25
PIMCO CommoditiesPLUS® Short Strategy Fund	0.10	0.25	0.35
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.25	0.35
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.25	0.35
PIMCO Convertible Fund	0.10	0.25	0.35
PIMCO Credit Absolute Return Fund	0.10	0.30	0.40
PIMCO Diversified Income Fund	0.10	0.30	0.40
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.40	0.50
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0.10	0.30	0.40
PIMCO Emerging Local Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Bond Fund	0.10	0.38	0.48
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.40	0.50
PIMCO Emerging Markets Currency Fund	0.10	0.40	0.50
PIMCO Extended Duration Fund	0.10	0.25	0.35
PIMCO Floating Income Fund	0.10	0.25	0.35
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.25	0.35
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.25	0.35
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0.10	0.25	0.35
PIMCO Fundamental IndexPLUS® AR Fund	0.10	0.25	0.35
PIMCO Global Advantage Strategy Bond Fund	0.10	0.30	0.40
PIMCO Global Bond (Unhedged) Fund	0.10	0.30	0.40
PIMCO Global Bond (U.S. Dollar-Hedged) Fund	0.10	0.30	0.40
PIMCO Global Multi-Asset Fund	0.10	0.05	0.15
PIMCO GNMA Fund	0.10	0.25	0.35
PIMCO Government Money Market Fund	0.10	0.06	0.16
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.25	0.35
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.20	0.30

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Inflation Response Multi-Asset Fund	0.10	0.25	0.35
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	0.10	0.25	0.35
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar Hedged)	0.10	0.30	0.40
PIMCO Investment Grade Corporate Bond Fund	0.10	0.25	0.35
PIMCO Long Duration Total Return Fund	0.10	0.25	0.35
PIMCO Long-Term Credit Fund	0.10	0.25	0.35
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.21	0.31
PIMCO Low Duration Fund II	0.10	0.25	0.35
PIMCO Low Duration Fund III	0.10	0.25	0.35
PIMCO Moderate Duration Fund	0.10	0.21	0.31
PIMCO Money Market Fund	0.10	0.20	0.30
PIMCO Mortgage-Backed Securities Fund	0.10	0.25	0.35
PIMCO Mortgage Opportunities Fund	0.10	0.25	0.35
PIMCO Municipal Bond Fund	0.10	0.24	0.34
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.22	0.32
PIMCO Real Income 2019 Fund®	0.10	0.20	0.30
PIMCO Real Income 2029 Fund®	0.10	0.20	0.30
PIMCO Real Return Fund	0.10	0.20	0.30
PIMCO Real Return Asset Fund	0.10	0.25	0.35
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.25	0.35
PIMCO RealRetirement® Income and Distribution Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2015 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2020 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2025 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2030 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2035 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2040 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2045 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2050 Fund	0.10	0.05	0.15
PIMCO Senior Floating Rate Fund	0.10	0.30	0.40
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.15	0.25
PIMCO Short-Term Fund	0.10	0.20	0.30
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.10	0.25	0.35
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Fund	0.10	0.25	0.35

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO StocksPLUS® Long Duration Fund	0.10	0.24	0.34
PIMCO StocksPLUS® AR Short Strategy Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.25	0.35
PIMCO Tax Managed Real Return Fund	0.10	0.20	0.30
PIMCO Total Return Fund	0.10	0.21	0.31
PIMCO Total Return Fund II	0.10	0.25	0.35
PIMCO Total Return Fund III	0.10	0.25	0.35
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO Treasury Money Market Fund	0.10	0.06	0.16
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.25	0.35
PIMCO Unconstrained Bond Fund	0.10	0.30	0.40
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.30	0.40
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0.10	0.25	0.35
[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of October 1, 2013

Class M (%) – Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Government Money Market Fund	0.06	0.00	0.06
PIMCO Treasury Money Market Fund	0.06	0.00	0.06
[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule B

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of October 1, 2013

Private Portfolios (%) – Supervisory and Administrative Fee Rates

PORTFOLIO	Total
PIMCO Asset-Backed Securities Portfolio	0.03
PIMCO Asset-Backed Securities Portfolio II	0.03
PIMCO Developing Local Markets Portfolio	0.10
PIMCO Emerging Markets Portfolio	0.10
PIMCO FX Strategy Portfolio	0.03
PIMCO High Yield Portfolio	0.03
PIMCO International Portfolio	0.10
PIMCO Investment Grade Corporate Portfolio	0.03
PIMCO Long Duration Corporate Bond Portfolio	0.03
PIMCO Low Duration Portfolio	0.03
PIMCO Moderate Duration Portfolio	0.03
PIMCO Mortgage Portfolio	0.03
PIMCO Mortgage Portfolio II	0.03
PIMCO Municipal Sector Portfolio	0.03
PIMCO Real Return Portfolio	0.03
PIMCO Senior Floating Rate Portfolio	0.03
PIMCO Short-Term Floating NAV Portfolio	0.00
PIMCO Short-Term Floating NAV Portfolio II	0.03
PIMCO Short-Term Floating NAV Portfolio III	0.00
PIMCO Short-Term Portfolio	0.03
PIMCO U.S. Government Sector Portfolio	0.03
PIMCO U.S. Government Sector Portfolio II	0.03